D. Russell Morgan CHIEF COMPLIANCE OFFICER – SEPARATE ACCOUNTS	Legal Department TEL: 802 229-3113 • FAX: 802 229-3743 Email: rmorgan@nationallife.com

March 29, 2012

Via Electronic Filing

Securities and Exchange Commission
Division of Investment Management
Office of Insurance Products
100 F Street, NE
Washington, DC 20549

RE: Vermont Variable Life Insurance, File No. 811-04896

To Whom It May Concern:

As required by Rule 30e-2 under the Investment Company Act of 1940 (“Act”), as amended, National Life Insurance Company, on behalf of Vermont Variable Life Insurance Account, the Registrant, a unit investment trust registered under the Act, mailed to its contract owners the annual report(s) for the period ending December 31, 2011 of the underlying management investment companies in which the Registrant invests that are reflective of the contract owner’s subaccount allocation.

These management investment companies have separately filed their annual reports with the Securities and Exchange Commission via EDGAR on the dates indicated below and are incorporated herein by reference.

	CIK
Underlying Management Investment Company	Number	Date Filed
Variable Insurance Products Fund	0000356494	2/23/2012
Fidelity Variable Insurance Products: Growth Portfolio
Fidelity Variable Insurance Products: Overseas Portfolio
Fidelity Variable Insurance Products: Equity-Income Portfolio
Fidelity Variable Insurance Products: High Income Portfolio
Variable Insurance Products Fund V	0000823535	2/27/2012
Fidelity Variable Insurance Products: Investment Grade Bond Portfolio
Variable Insurance Products Fund V: Asset Manager Growth Portfolio
Variable Insurance Products Fund V: Money Market Portfolio
Variable Insurance Products Fund II	0000831016	2/23/2012
Fidelity Variable Insurance Products: Contrafund Portfolio
Fidelity Variable Insurance Products: Index 500 Portfolio

Very Truly Yours,

/s/ D. Russell Morgan

D. Russell Morgan
Chief Compliance Officer – Separate Accounts

ONE NATIONAL LIFE DRIVE

MONTPELIER, VERMONT 05604